MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.



                   Supplement Dated February 22, 2001 to the
                       Prospectus dated August 20, 2000



     The information appearing under the section entitled "ABOUT THE PORTFOLIO MANAGER" is deleted and revised as follows:

     "James Ellman is the Portfolio Manager of the Fund and is primarily responsible for the day to day operation of the Fund. Mr. Ellman has been a First Vice President of Merrill Lynch Investment Managers since 1999."



CODE # 19059-08-00 ALL